UBS Investment Bank

Fixed Bid Stratification

6.25 Low Fico Bond; '; '; 02/19/04; '; '; '; '

Pool Summary	COUNT	UPB	%
Conforming	134	$22,843,468.87	39.16%
Non-Conforming	70	35,493,762.15	60.84
Total:	204	$58,337,231.02	100.00%
Data as of Date: 2004-02-01
AVG UPB: $285,966.82
GROSS WAC: 7.0075%
NET WAC: 6.754%
% SF/PUD: 85.22%
% FULL/ALT: 8.16%
% CASHOUT: 52.92%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 67.18%
% FICO > 679: 36.80%
% NO FICO: 0.62%
WA FICO: 669
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 15.44%
CALIFORNIA %: 25.33%
% PLEDGED LOANS: 0.00%
Latest Maturity Date: 20340201
Loans with Prepay Penalties: 15.44%

Product Type	COUNT	UPB	%
30 YR FXD	204	$58,337,231.02	100.00%
Total:	204	$58,337,231.02	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	2	$74,687.39	0.13%
$50,000.01 - $100,000.00	29	2,391,906.13	4.10
$100,000.01 - $150,000.00	35	4,431,763.25	7.60
$150,000.01 - $200,000.00	31	5,474,328.67	9.38
$200,000.01 - $250,000.00	13	2,956,643.89	5.07
$250,000.01 - $300,000.00	10	2,698,859.87	4.63
$300,000.01 - $350,000.00	21	6,923,169.55	11.87
$350,000.01 - $400,000.00	21	7,829,184.37	13.42
$400,000.01 - $450,000.00	4	1,714,026.99	2.94
$450,000.01 - $500,000.00	11	5,301,231.41	9.09
$500,000.01 - $550,000.00	7	3,639,358.47	6.24
$550,000.01 - $600,000.00	6	3,463,098.41	5.94
$600,000.01 - $650,000.00	7	4,459,047.77	7.64
$650,000.01 - $700,000.00	1	681,220.69	1.17
$750,000.01 - $800,000.00	1	799,294.18	1.37
$850,000.01 - $900,000.00	1	895,209.48	1.53
$950,000.01 - $1,000,000.00	1	1,000,000.00	1.71
$1,000,000.01 >=	3	3,604,200.50	6.18
Total:	204	$58,337,231.02	100.00%
Minimum: $35,000.00
Maximum: $1,402,000.00
Average: $286,484.70

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	2	$74,687.39	0.13%
$50,000.01 - $100,000.00	29	2,391,906.13	4.10
$100,000.01 - $150,000.00	35	4,431,763.25	7.60
$150,000.01 - $200,000.00	31	5,474,328.67	9.38
$200,000.01 - $250,000.00	13	2,956,643.89	5.07
$250,000.01 - $300,000.00	11	2,998,732.04	5.14
$300,000.01 - $350,000.00	20	6,623,297.38	11.35
$350,000.01 - $400,000.00	21	7,829,184.37	13.42
$400,000.01 - $450,000.00	4	1,714,026.99	2.94
$450,000.01 - $500,000.00	11	5,301,231.41	9.09
$500,000.01 - $550,000.00	7	3,639,358.47	6.24
$550,000.01 - $600,000.00	6	3,463,098.41	5.94
$600,000.01 - $650,000.00	7	4,459,047.77	7.64
$650,000.01 - $700,000.00	1	681,220.69	1.17
$750,000.01 - $800,000.00	1	799,294.18	1.37
$850,000.01 - $900,000.00	1	895,209.48	1.53
$950,000.01 - $1,000,000.00	1	1,000,000.00	1.71
$1,000,000.01 >=	3	3,604,200.50	6.18
Total:	204	$58,337,231.02	100.00%
Minimum: $34,951.66
Maximum: $1,398,446.17
Average: $285,966.82

Gross Rate	COUNT	UPB	%
6.251% - 6.500%	30	$7,906,289.39	13.55%
6.501% - 6.750%	45	16,559,877.40	28.39
6.751% - 7.000%	46	15,594,262.24	26.73
7.001% - 7.250%	22	4,794,102.82	8.22
7.251% - 7.500%	21	4,063,416.53	6.97
7.501% - 7.750%	27	6,004,087.76	10.29
7.751% - 8.000%	11	2,083,974.19	3.57
8.251% - 8.500%	2	1,331,220.69	2.28
Total:	204	$58,337,231.02	100.00%
Minimum: 6.500%
Maximum: 8.500%
Weighted Average: 7.008%

Net Rate	COUNT	UPB	%
6.001% - 6.250%	30	$7,906,289.39	13.55%
6.251% - 6.500%	45	16,559,877.40	28.39
6.501% - 6.750%	46	15,594,262.24	26.73
6.751% - 7.000%	22	4,794,102.82	8.22
7.001% - 7.250%	22	4,260,616.53	7.30
7.251% - 7.500%	29	6,316,037.76	10.83
7.501% - 7.750%	8	1,574,824.19	2.70
8.001% - 8.250%	2	1,331,220.69	2.28
Total:	204	$58,337,231.02	100.00%
Minimum: 6.250%
Maximum: 8.250%
Weighted Average: 6.754%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 19, 2004 19:09

UBS Investment Bank

Fixed Bid Stratification

6.25 Low Fico Bond; '; '; 02/19/04; '; '; '; '

Original Term to Maturity	COUNT	UPB	%
241 - 300	1	$368,566.61	0.63%
360 - 360	203	57,968,664.41	99.37
Total:	204	$58,337,231.02	100.00%
Minimum: 300
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
241 - 300	1	$368,566.61	0.63%
301 - 359	182	51,961,075.02	89.07
360 - 360	21	6,007,589.39	10.30
Total:	204	$58,337,231.02	100.00%
Minimum: 297
Maximum: 360
Weighted Average: 357

Seasoning	COUNT	UPB	%
<= 0	21	$6,007,589.39	10.30%
1 - 1	101	29,434,905.36	50.46
2 - 2	20	4,496,035.53	7.71
3 - 3	36	10,621,873.76	18.21
4 - 4	8	1,841,256.00	3.16
5 - 5	6	2,421,478.06	4.15
7 - 12	8	2,111,994.98	3.62
13 - 24	4	1,402,097.94	2.40
Total:	204	$58,337,231.02	100.00%
Minimum: 0
Maximum: 19
Weighted Average: 2

FICO Scores	COUNT	UPB	%
0 – 0	2	$362,885.69	0.62%
550 – 559	1	91,055.42	0.16
620 – 629	12	2,196,455.13	3.77
630 – 639	11	4,178,557.50	7.16
640 - 649	23	6,932,484.70	11.88
650 - 659	15	4,749,070.07	8.14
660 - 669	29	8,843,799.48	15.16
670 - 679	32	9,516,046.73	16.31
680 - 689	30	8,989,263.33	15.41
690 - 699	45	11,071,419.82	18.98
700 - 709	4	1,406,193.15	2.41
Total:	204	$58,337,231.02	100.00%
Minimum: 0
Maximum: 700
Weighted Average: 669

Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$39,735.73	0.07%
20.001% - 25.000%	2	97,688.27	0.17
25.001% - 30.000%	1	59,796.62	0.10
30.001% - 35.000%	1	144,737.13	0.25
35.001% - 40.000%	8	2,106,653.47	3.61
40.001% - 45.000%	4	1,315,744.86	2.26
45.001% - 50.000%	18	6,161,463.04	10.56
50.001% - 55.000%	10	4,331,737.00	7.43
55.001% - 60.000%	19	3,795,181.84	6.51
60.001% - 65.000%	13	3,583,186.32	6.14
65.001% - 70.000%	34	8,400,226.06	14.40
70.001% - 75.000%	20	6,489,763.14	11.12
75.001% - 80.000%	66	20,152,688.44	34.55
80.001% - 85.000%	7	1,658,629.10	2.84
Total:	204	$58,337,231.02	100.00%
Minimum: 19.51%
Maximum: 85.00%
Weighted Average: 67.18%

Combined Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$39,735.73	0.07%
20.001% - 25.000%	2	97,688.27	0.17
25.001% - 30.000%	1	59,796.62	0.10
30.001% - 35.000%	1	144,737.13	0.25
35.001% - 40.000%	7	1,956,906.25	3.35
40.001% - 45.000%	4	1,315,744.86	2.26
45.001% - 50.000%	18	6,161,463.04	10.56
50.001% - 55.000%	10	4,331,737.00	7.43
55.001% - 60.000%	19	3,795,181.84	6.51
60.001% - 65.000%	12	2,699,955.10	4.63
65.001% - 70.000%	33	8,314,126.06	14.25
70.001% - 75.000%	19	6,168,042.81	10.57
75.001% - 80.000%	44	14,261,790.38	24.45
80.001% - 85.000%	8	2,010,386.85	3.45
85.001% - 90.000%	11	3,329,282.91	5.71
90.001% - 95.000%	11	2,944,030.78	5.05
95.001% - 100.000%	3	706,625.39	1.21
Total:	204	$58,337,231.02	100.00%
Minimum: 19.51%
Maximum: 100.00%
Weighted Average: 69.17%

Frontratio	COUNT	UPB	%
<= 0.000%	175	$50,226,089.70	86.10%
1.001% - 6.000%	1	39,735.73	0.07
6.001% - 11.000%	1	199,256.85	0.34
11.001% - 16.000%	4	683,669.63	1.17
16.001% - 21.000%	7	1,824,250.59	3.13
21.001% - 26.000%	5	1,596,104.50	2.74
26.001% - 31.000%	3	701,355.70	1.20
31.001% - 36.000%	7	2,802,456.67	4.80
36.001% - 41.000%	1	264,311.65	0.45
Total:	204	$58,337,231.02	100.00%
Minimum: 0.000%
Maximum: 50.370%
Weighted Average: 34.949%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 19, 2004 19:09

UBS Investment Bank

Fixed Bid Stratification

6.25 Low Fico Bond; '; '; 02/19/04; '; '; '; '

DTI	COUNT	UPB	%
<= 0.000%	122	$31,787,683.10	54.49%
16.001% - 21.000%	2	164,280.02	0.28
21.001% - 26.000%	8	3,555,060.30	6.09
26.001% - 31.000%	11	3,488,206.82	5.98
31.001% - 36.000%	23	7,302,707.46	12.52
36.001% - 41.000%	29	8,358,347.99	14.33
41.001% - 46.000%	6	2,496,292.13	4.28
46.001% - 51.000%	3	1,184,653.20	2.03
Total:	204	$58,337,231.02	100.00%
Minimum: 0.000%
Maximum: 50.370%
Weighted Average: 34.949%

Geographic Concentration	COUNT	UPB	%
CA	41	$14,776,945.42	25.33%
NY	22	7,737,763.65	13.26
FL	25	5,355,583.44	9.18
MA	9	3,331,805.80	5.71
WA	9	2,891,776.11	4.96
IL	8	2,725,750.09	4.67
MD	11	2,330,600.33	4.00
HI	5	2,286,030.14	3.92
OR	6	2,085,498.89	3.57
NJ	8	1,763,451.61	3.02
PA	6	1,706,434.39	2.93
TX	8	1,593,297.18	2.73
NV	4	1,328,905.17	2.28
MI	7	1,086,216.89	1.86
UT	2	978,490.29	1.68
DC	1	799,294.18	1.37
VA	3	795,579.91	1.36
GA	2	724,506.25	1.24
MO	4	623,700.00	1.07
SC	2	531,315.34	0.91
CO	2	479,662.46	0.82
NC	3	356,384.20	0.61
MN	2	337,000.00	0.58
OH	3	305,564.65	0.52
AZ	2	281,405.96	0.48
LA	1	274,330.71	0.47
ME	1	169,558.42	0.29
KY	1	156,825.00	0.27
NH	1	124,544.29	0.21
IN	1	108,500.00	0.19
CT	1	99,760.25	0.17
TN	1	67,000.00	0.11
NM	1	63,750.00	0.11
DE	1	60,000.00	0.10
Total:	204	$58,337,231.02	100.00%

North-South CA	COUNT	UPB	%
States Not CA	163	$43,560,285.60	74.67%
South CA	29	9,874,116.55	16.93
North CA	12	4,902,828.87	8.40
Total:	204	$58,337,231.02	100.00%

Zip Code Concentration	COUNT	UPB	%
60002	1	$1,398,446.17	2.40%
96734	1	1,200,000.00	2.06
95135	1	1,005,754.33	1.72
94552	1	1,000,000.00	1.71
98026	1	895,209.48	1.53
Other	199	52,837,821.04	90.57
Total:	204	$58,337,231.02	100.00%

Pledged Assets	COUNT	UPB	%
N	204	$58,337,231.02	100.00%
Total:	204	$58,337,231.02	100.00%

Loan Purpose	COUNT	UPB	%
Cash Out Refi	101	$30,869,764.51	52.92%
Purchase	68	17,432,182.92	29.88
Rate & Term Refi	34	9,494,699.52	16.28
Cash Out Debt Consolidation	1	540,584.07	0.93
Total:	204	$58,337,231.02	100.00%

Document Type	COUNT	UPB	%
No Income No Asset	76	$15,460,804.87	26.50%
No Income Verified	35	13,029,474.81	22.33
No Doc	27	7,100,357.39	12.17
Reduced	13	5,730,365.66	9.82
Full	13	4,011,662.33	6.88
Stated Value	5	2,435,384.64	4.17
No Ratio	4	2,292,567.32	3.93
Stated Income Full Asset	8	1,963,268.99	3.37
Employment Verification Only	3	1,396,536.39	2.39
1 Paystub/Assets Verified	6	1,358,070.39	2.33
Stated Doc	6	1,270,817.08	2.18
Alternate	3	748,875.97	1.28
Asset Only	2	621,254.30	1.06
Streamline	1	494,040.88	0.85
Limited Income Full Asset	2	423,750.00	0.73
Total:	204	$58,337,231.02	100.00%

Property Type	COUNT	UPB	%
Single Family	141	$41,717,925.43	71.51%
Pud	15	3,949,337.42	6.77
Pud Detached	12	3,538,162.27	6.07
Two Family	8	2,143,629.48	3.67
Three Family	6	2,067,358.64	3.54
Low Rise Condo (2-4 floors)	11	2,014,661.58	3.45
Condominium	5	1,127,398.02	1.93
Coop	1	573,506.44	0.98
High Rise Condo (gt 8 floors)	2	358,256.85	0.61
Pud Attached	1	357,247.67	0.61
Four Family	1	340,000.00	0.58
Single Family Attached	1	149,747.22	0.26
Total:	204	$58,337,231.02	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 19, 2004 19:09

UBS Investment Bank

Fixed Bid Stratification

6.25 Low Fico Bond; '; '; 02/19/04; '; '; '; '

Occupancy	COUNT	UPB	%
Owner Occupied	194	$55,778,931.53	95.61%
Second Home	10	2,558,299.49	4.39
Total:	204	$58,337,231.02	100.00%

Prepay Flag	COUNT	UPB	%
No Prepay Penalty	176	$49,327,645.91	84.56%
Prepay Penalty	28	9,009,585.11	15.44
Total:	204	$58,337,231.02	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	176	$49,327,645.91	84.56%
6.000	3	1,845,593.75	3.16
12.000	3	604,681.48	1.04
24.000	1	681,220.69	1.17
36.000	4	879,397.20	1.51
60.000	17	4,998,691.99	8.57
Total:	204	$58,337,231.02	100.00%
wa Term: 6.278

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	204	$58,337,231.02	100.00%
Total:	204	$58,337,231.02	100.00%

Silent 2nd	COUNT	UPB	%
N	175	$49,375,272.10	84.64%
Y	29	8,961,958.92	15.36
Total:	204	$58,337,231.02	100.00%

Lien Position	COUNT	UPB	%
1	204	$58,337,231.02	100.00%
Total:	204	$58,337,231.02	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	1	$276,000.00	0.47%
Lender Paid MI	3	509,150.00	0.87
MGIC	1	169,850.00	0.29
PMI Mortgage Insurance	1	344,730.87	0.59
Radian Guaranty	1	358,898.23	0.62
LTV <=80	197	56,678,601.92	97.16
Total:	204	$58,337,231.02	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 19, 2004 19:09